                                                                  Exhibit (j)(5)


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    ----------------------------------------




To the Board of Trustees of the Firstar Stellar Funds and the Shareholders of the Firstar Stellar Treasury Fund, Firstar Stellar Tax-Free Money Market Fund, and Firstar Stellar Ohio Tax-Free Money Market Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Firstar Stellar Treasury Fund, Firstar Stellar Tax-Free Money Market Fund, and Firstar Stellar Ohio Tax-Free Money Market Fund (three of the portfolios constituting the Firstar Stellar Funds, a Massachusetts business trust (the "Trust")) as of November 30, 1999, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Firstar Stellar Treasury Fund, Firstar Stellar Tax-Free Money Market Fund, and Firstar Stellar Ohio Tax-Free Money Market Fund of the Firstar Stellar Funds as of November 30, 1999, and the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

                                           ARTHUR ANDERSEN LLP

Cincinnati, Ohio
January 7, 2000

                                                                  Exhibit (j)(5)


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    ----------------------------------------




To the Board of Trustees of the Firstar Stellar Funds and the Shareholders of the Firstar Stellar Insured Tax-Free Bond Fund, Firstar Stellar U.S. Government Income Fund, and Firstar Stellar Strategic Income Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Firstar Stellar Insured Tax-Free Bond Fund, Firstar Stellar U.S. Government Income Fund, and Firstar Stellar Strategic Income Fund (three of the portfolios constituting the Firstar Stellar Funds, a Massachusetts business trust (the "Trust")) as of November 30, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Firstar Stellar Insured Tax-Free Bond Fund, Firstar Stellar U.S. Government Income Fund, and Firstar Stellar Strategic Income Fund of the Firstar Stellar Funds as of November 30, 1999, and the results of their operations for the year then ended, the changes in their net assets for the two years in the period then ended, and their financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                                           ARTHUR ANDERSEN LLP

Cincinnati, Ohio
January 7, 2000

                                                                  Exhibit (j)(5)


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    ----------------------------------------




To the Board of Trustees of the Firstar Stellar Funds and the Shareholders of the Firstar Stellar Growth Equity Fund, Firstar Stellar Relative Value Fund, Firstar Stellar Science & Technology Fund, Firstar Stellar Fund, Firstar Stellar Capital Appreciation Fund, and Firstar Stellar International Equity Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Firstar Stellar Growth Equity Fund, Firstar Stellar Relative Value Fund, Firstar Stellar Science & Technology Fund, Firstar Stellar Fund, Firstar Stellar Capital Appreciation Fund, and Firstar Stellar International Equity Fund (six of the portfolios constituting the Firstar Stellar Funds, a Massachusetts business trust (the "Trust)) as of November 30, 1999, the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Firstar Stellar Growth Equity Fund, Firstar Stellar Relative Value Fund, Firstar Stellar Science & Technology Fund, Firstar Stellar Fund, Firstar Stellar Capital Appreciation Fund, and Firstar Stellar International Equity Fund of the Firstar Stellar Funds as of November 30, 1999, and the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

                                           ARTHUR ANDERSEN LLP

Cincinnati, Ohio
January 7, 2000